PEOPLES BANK CORPORATION OF INDIANAPOLIS
                             1998 STOCK OPTION PLAN

         1. Purpose. The purpose of the Peoples Bank Corporation of Indianapolis 1998 Stock Option Plan (the "Plan") is to provide to officers and other key employees of Peoples Bank Corporation of Indianapolis (the "Company") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), including, but not limited to, Peoples Bank & Trust Company and Peoples Building Corporation, who are materially responsible for the management or operation of the business of the Company or a Subsidiary and have provided valuable service to the Company or a Subsidiary, a favorable opportunity to acquire Nonvoting Common Shares, without par value (the "Nonvoting Common Shares"), of the Company, thereby providing them with an increased incentive to work for the success of the Company and its Subsidiaries and better enabling each such entity to attract and retain capable executive personnel.

         2.       Administration of the Plan.

                  (a) The Committee. The Plan shall be administered, construed and interpreted by a committee consisting of at least two members of the Board of Directors of the Company, each of whom is a disinterested person within the meaning of the definition of that term contained in Reg. ss. 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The members of the Committee shall be designated from time to time by the Board of Directors of the Company. ("Committee" as used herein refers to the committee so designated, and, as the context requires, may also refer to the full Board of Directors or the Special Option Committee acting under Section 2(c).) In the absence of such designation, the Committee shall be the Board Related Affairs Committee of the Corporation as long as such committee shall consist solely of non-employee directors. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee.

               (b) Authority of the Committee. The Committee shall have the final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

                    (i) the individuals ("Optionees or Awardees") to whom options or cash awards (collectively, "Awards") shall be granted under the Plan;

                    (ii) the time when Awards shall be granted hereunder;

                    (iii) the number of  Nonvoting  Common  Shares to be covered under each option and the amount of any cash awards;


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                    (iv) the option  price to be paid upon the  exercise of each option;

                    (v) the period within which each such option may be exercised;

                    (vii) the  extent to which an option is an  incentive  stock option or a non- qualified stock option; and

                    (viii) the terms and conditions of the respective agreements by which Awards shall be evidenced.

         The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options or cash awards made hereunder and to make all other determinations necessary or advisable in the administration of the Plan.

                    (c) Special Authority. Notwithstanding the above paragraph 2(b),

                           (i) The full Board of Directors shall have the special authority from time to time to grant awards and to make the determinations described in paragraph 2(b)(i)-(viii) with respect to such grants.

                           (ii) A special option committee of the Board (the "Special Option Committee") shall have the special authority from time to time to grant options and to make the determinations described in paragraph 2(b)(i)-(viii) with respect to such options where the number of Nonvoting Common Shares to be covered under the option is less than one thousand (1000) and the Optionee is a person not subject to Section 16 of the 1934 Act. Such special committee shall consist of at least one member of the Board of Directors of the Company. The member(s) of the special committee may be designated from time to time by the Board of
                           Directors of the Company and may include the President or Chief Executive Officer of the Company.

         3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant Awards to officers and other key employees of the Company or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Company or of a Subsidiary and have provided valuable services to the Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 425(d) of the Code) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

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Subject to the foregoing and the provisions of Section 7 hereof, an Optionee, if he is otherwise eligible, may be granted additional Awards if the Committee shall so determine.

         4. Stock Subject to the Plan. A total of 50,000 Nonvoting Common Shares of the Company shall be reserved for issuance pursuant to Awards granted under the Plan. Such reserved shares may be authorized but unissued shares or treasury shares of the Company. Subject to Section 7 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, or if an award of restricted shares shall be forfeited, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan. Notwithstanding the forgoing, no Awardee shall be granted more than 25,000 Nonvoting Common Shares under the Plan.

     5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                  (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in the case of an incentive stock option shall not be less than the fair market value, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2 and any requirements of ss. 422A of the Code, of such stock on the date on which such option is granted; and provided, further, that the Committee may in no event award non-qualified stock options at a price less than 85% of the fair market value of the Nonvoting Common Shares on the date of grant, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2.

                  (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years. Options shall be subject to earlier termination as hereinafter provided.

               (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be made:

                           (i)      in cash;

                           (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. ss. 220.3(e)(4)) without violating ss. 16(b) or ss. 16(c) of the 1934 Act, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the total option price in cash and, if desired, the

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                           amount  of  any  taxes  to  be   withheld   from  the
                           Optionee's   compensation   as  a   result   of   any
                           withholding tax obligation of the Company or any of its Subsidiaries, as specified in such notice; or

                           (iii) with the approval of the Committee, by tendering whole shares of the Company's Nonvoting Common Shares owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices on the nearest date before and the nearest date after the date of exercise of the option as prescribed by Treas. Reg. ss. 20.2031-2), provided if there were no sales during a reasonable period before and after the exercise date, the fair market value shall be determined by taking the mean between the bid and asked prices on the exercise date (or, if none, the weighted average of the means between the bid and asked prices on the nearest trading date before and the nearest trading date after the exercise date on which bid and asked quotations exist) as reported in The Wall Street Journal or a similar publication selected by the Committee.

         The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

                  (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case

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         may a fraction of a share be purchased  or issued  under the Plan,  but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Company shall pay cash in lieu thereof.

                  (e)      Termination of Option.

                           (i) Unless an earlier date of termination is specified by the Committee, any option granted to an Optionee shall expire and terminate on the date thirty (30) days following Optionee's termination of employment for any reason other than retirement, disability or death. In the event of Optionee's termination of employment due to retirement, disability or death, this Option shall become exercisable but shall expire as indicated in the following table.



================================================================================
         Circumstance of
           Termination                             Expiration Date
--------------------------------------------------------------------------------
           Retirement                  3 months after termination of employment
--------------------------------------------------------------------------------
          Disability or
      Death while employed              1 year after termination of employment
--------------------------------------------------------------------------------
   Death within 3 months after
    Retirement OR Within One                  1 year after date of death
   Year after Termination due
          to Disability
================================================================================


                           (ii)     For purposes of this Plan,

               (x) "Disability" means permanent and total disability as defined in ss. 22(e)(3) of the Code.

                                    (y)  "Retirement"  means such termination of
                                    employment as shall entitle such  individual
                                    to early or normal retirement benefits under
                                    any  then  existing   pension  plan  of  the
                                    Company or a Subsidiary.

                                    (z)  Leave  of  absence   approved   by  the
                                    Committee shall not constitute cessation of employment.

                           (iii) If the Optionee's employment is terminated due to death, the option shall be exercised by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution, whether or not the option was otherwise exercisable at the date of his death.

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                           (iv)  In  no  circumstances,   shall  the  Option  be
                           exercisable later than the date on which it would otherwise expire.

                  (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative; provided, however, that non-qualified stock options may be transferred to members of the Optionee's immediate family, to trusts for the benefit of such immediate family members, and to trusts for the benefit of the Optionee, to the extent permitted by the stock option agreement between the Optionee and the Company.

                  (g) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Company or its Subsidiaries or affect any rights of the Company, a Subsidiary, or the shareholders of the Company may have to terminate his service at any time.

                  (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of ss. 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422A of the Code.

                  (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Company immediately upon any sale or transfer of the Nonvoting Common Shares received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two
         (2) years from the date of grant or (b) one (1) year from the date of exercise.

                  (j) Investment  Representations.  Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all Nonvoting Common Shares purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the Nonvoting Common Shares are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

                  (k) The Committee may provide in any Option Agreement that options granted to an Optionee and not yet exercisable, shall become exercisable automatically upon a Change of Control. "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than William E. "Mac" McWhirter, or his spouse or lineal descendants, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting stock of the Company or (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors January 24, 1996 or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422A of the Code or non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

         7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the shares of stock of the Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price under and the number and kind of shares covered by outstanding Awards granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

         8. Cash Awards. The Committee may, at any time and in its discretion, grant to any Optionee who is granted a non-qualified stock option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount (cash award) which is intended to reimburse the Optionee for all or a portion of the federal, state and local income taxes imposed upon such Optionee as a consequence of the exercise of a non-qualified stock option and the receipt of a cash award.

         9. Replacement and Extension of the Terms of Options and Cash Awards. The Committee from time to time may permit an Optionee under the Plan or any other stock option plan heretofore or hereafter adopted by the Company or any Subsidiary to surrender for cancellation any unexercised outstanding stock option and receive from his employing corporation in exchange therefor an option for such number of Nonvoting Common Shares as may be designated by the Committee. Such Optionees also may be granted related cash awards as provided in
Section 8 hereof.

         10 Tax Withholding. Whenever the Company proposes or is required to issue or transfer Nonvoting Common Shares under the Plan, the Company shall have the right to require the Optionee or Awardee or his or her legal representative to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant to procedures established by the Committee, an Optionee or Awardee may make a written election to have Nonvoting Common Shares having an aggregate fair market value, as determined by the Committee, consistent with the requirements of Treas. Reg. ss. 20.2031-2 sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option or vesting of a restricted share Award.

         11. Amendment. The Board of Directors of the Company may amend the Plan from time to time and, with the consent of the Optionee or Awardee, the terms and provisions of his or her Award, except that without the approval of the holders of at least a majority of the voting shares of the Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

                  (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in
         Section 7 hereof;

                  (b) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which such option was granted; and

                  (c) the class of persons to whom Awards may be granted under the Plan shall not be modified materially.

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



         No amendment of the Plan, however, may, without the consent of the Optionees or Awardees, make any changes in any outstanding Award theretofore granted under the Plan which would adversely affect the rights of such persons.

         12. Termination. The Board of Directors of the Company may terminate the Plan at any time and no Award shall be granted thereafter. Such termination, however, shall not affect the validity of any Award theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan or, if earlier, the date the Plan is approved by the Company's shareholders.

         13. Successors. This Plan shall be binding upon the successors and assigns of the Company.

         14. Governing Law. The terms of any Awards granted hereunder and the rights and obligations hereunder of the Company, the Optionees and Awardees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

         15. Government and Other Regulations. The obligations of the Company to issue or transfer and deliver shares under Awards granted under the Plan or make cash awards shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

         16. Effective Date. The Plan shall be effective as of January 1, 1998; provided, however, that any grant of Awards pursuant to the Plan shall be subject to the approval of the Plan by the holders of at least a majority of the shares of the Company entitled to vote thereon voting in person or by proxy at a duly constituted meeting or adjournment thereof, and any options granted pursuant to the Plan may not be exercised until the Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.